Investor Day August 8, 2018 Exhibit 99.1

Katie Turner ICR

Safe Harbor Forward Looking Statements This presentation contains “forward-looking” statements that involve risks, uncertainties and assumptions. If the risks or uncertainties ever materialize or the assumptions prove incorrect, the Company’s results may differ materially from those expressed or implied by such forward-looking statements. All statements other than statements of historical fact could be deemed forward-looking, including, but not limited to, the Company’s intentions, beliefs or current expectations concerning, among other things, the Company’s results of operations, financial condition, liquidity, prospects, growth, strategies and the industry in which we operate and any statements of assumptions underlying any of the foregoing. These statements are based on estimates and information available to us at the time of this presentation and are not guarantees of future performance. These forward-looking statements are based on certain assumptions and are subject to risks and uncertainties, including those described in the “Risk Factors” section and elsewhere in the preliminary prospectus for this offering. You should read the prospectus, including the Risk Factors set forth therein and the documents that the Company has filed as exhibits to the registration statement, of which the prospectus is a part, completely and with the understanding that if any such risks or uncertainties materialize or if any of the relevant assumptions prove incorrect, the Company’s actual results could differ materially from the results expressed or implied by these forward-looking statements. Except as required by law we assume no obligation to update these forward-looking statements publicly, or to update the reasons why actual results could differ materially from those anticipated in the forward-looking statements, even if new information becomes available in the future. Non-GAAP Disclosure This presentation contains certain non-GAAP financial measures such as EBITDA and adjusted EBITDA among others. While the company believes these non-GAAP financial measures provide useful information for investors, the presentation of this information is not intended to be considered in isolation or as a substitute for the financial information presented in accordance with GAAP. Please refer to the Company’s earnings press releases for a reconciliation of non-GAAP financial measures to the most comparable measures prepared in accordance with GAAP.

Agenda Introductions: Katie Turner, ICR Freshpet Story: Scott Morris, Co-founder and COO Feed the Growth: Billy Cyr, CEO Current Kitchens Capabilities: Steve Weise, EVP Kitchens 2.0 Objectives: Billy Cyr, CEO Kitchens 2.0 Plan: Michael Hieger, SVP of Manufacturing Operations Financials: Dick Kassar, CFO, and Ivan Garcia, VP of Finance Summary: Billy Cyr, CEO Q&A Tour Lunch and Additional Q&A

Overview Strong progress over the past 18 months Growing share in the big, growing pet food market Significant upside potential ahead as HH penetration is low and favorable macro-trends Significant scale benefits Unique business model with significant competitive insulation

26 Billion Dollar Market with Strong Consumer Fundamentals Source: APPA, Publishing Report Date

Scott Morris Co-Founder & COO

Fresh food is good food.

How are we different?

A new ideology to make good simple food for pets

Our Purpose: To transform the way we nourish our pets with fresh healthy food made in a way that’s best for pets, people, and the planet.

We realized that pets should be eating better than kibbles or cans, They should have fresh food like us with simple, less processed ingredients you can pronounce We worked with pet and human food experts to develop new ways to make fresh, healthy food for pets Our fresh food is good for weeks, not years and months like dry and wet pet foods We built our own kitchens so we could make good food instead of having someone else do it for us We run our kitchens as though we are making food for humans because pets are part of our family We work with local farmers to get fresh ingredients daily and are picky about where they come from We bought our own refrigerators to keep our food fresh in the pet aisle We are proud our food is different. We are even prouder about all the good things our food has done for dogs and cats Last year we fed over 2MM happy, healthy pets & we are humbled that they like us as much as we love them We are pet owners and we believed we could change the industry We make our food in our kitchens and operate it like a human food facility We are honored to be one of the fastest growing pet food companies and doing things the right way Our commitment

The First company to make real food for pets

How you do it is as important as what you do pets. people. planet. The power of fresh natural & simple foods that are Less processed Acts of kindness Our team Our partners Our families Efficient conservation Renewable energy Sustainable practices Carbon footprint offset At Freshpet, we have a single-minded mission -- to bring the power of real, fresh food to our dogs and cats. And, we're committed to doing so in ways that are good for our pets, for people and for the planet.

Commitment to our People & Family

Commitment to our Retailer Partners


REAL FOOD FRESH FROM THE FRIDGE
freshpet

Category Consumers

- 24% of shoppers were NEW for retailer
- Shortest purchase cycle in the pet aisle!!
- 71% Repeat rates
- 40% Larger basket and High % of fresh items
- Freshpet draws most coveted consumer demos into pet aisle

Business

- Category leading growth rates +25% CAGR
- TL pet aisle is growing +2x faster when Freshpet is present
- Category leading margins ~ 28%
- Retail / Fridge network development - click and collect / store delivery
- High double digit investment growth in marketing, resources and infrastructure freshpet
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Category leading palatability Source: Summit ridge kennels paired feeding study 76% of consumers report health difference Source: Russell research attitude and usage study Freshpet n= 980 Category leading product satisfaction Top Two (Extremely or Very Satisfied) Source: Russell research attitude and usage study Freshpet n= 980 Q22: Overall, how satisfied are you with each of the following products? Q23: How would you describe the value of each of the following products? Commitment to our Consumers -

Billy Cyr CEO

We fundamentally believe that Freshpet has the potential to change the way people feed their pets . . . forever

A Potent Business Model High Brand Loyalty Alignment with deep pet parent emotional motivations Differentiated Innovative forms, technologies, and appearance Manufacturing Proprietary technology, processes, and infrastructure Freshpet Fridge Branded, company-owned real estate Supply Chain Only refrigerated pet food network in North America Retailer Partners Delivers benefits in traffic, frequency and retailer margins

100 Day Review Conclusion: Significant Potential to Grow . . . but we have underinvested in marketing Expansion complete New lines running at parity Major investment in technical capability Strong focus on quality Significant capacity to support growth High repeat & brand passion Low awareness Low Penetration Strong marketing model Outstanding message Extensive network & scale Established & broad product portfolio Highly motivating retailer metrics Established sales & marketing team Significant white space Longer Term Potential = $300 Million in Net Sales as soon as 2020 Consumer Appeal & Marketing Model Customer Support for Distribution Operations Capabilities & Opportunities

In 2017, We Launched Our New Strategy . . .

Growth Goal: $300 Million Net Sales as Soon as 2020 Future Economic Model       FY 2016 FY 2020 Growth Rate 15% 15-20%     Stores 16,609 23,000     Adj. Gross Margin 50.9% 53.9%     Adj. EBITDA Margin 13% 20+%     Media Investment ~6% of sales ~9% of sales     Advertising Payback 1.5 yrs. --     Free Cash Flow -$13.9M ~15% of sales* *Before capacity expansion for sales beyond $300 million

And the Growth Accelerated… Nielsen Mega-Channel: XAOC + Pet + WFM Sales Growth

Increased Awareness & Penetration 1.4%

But Still Well Below Our Competitors…. Freshpet Rachel Ray Blue Buffalo Purina ONE Cesar Awareness (Aided) 35% 52% 86% 82% 70% Penetration 1.4% 3.6% (dry) ~8% (est) 5.2% (dry) 3.4% (wet)

Strong Velocity Growth…

Which Helped Freshpet Grow into its Scale in 2017… 100 bps reduction *Leverage adjusted to projected inflationary growth of infrastructure By 2020: 900 bps reduction in fixed costs $152 $190

YEAR II: Bigger and Faster

In 2018, We Are Accelerating Fresh Growth… 2018 Fresh-only sales guidance: +26% 20172018% Change Net Sales$152.4>$19025+% Adjusted EBITDA$17.6>$2014+% 2018 Guidance +15% +17.5% >25% >25%

Doubling Down On… Media: 60% increase for the second year in a row Each quarter will increase vs. YA 70/30 first half vs. second half spending $8.0M $8.5M $13.5M $22M

Doubling Down On… Velocity drivers: Upgraded fridges Focused innovation After Before Select Roasted Meals Grain Free Select Beef Roasted Meals Premiumization & Added Variety Small Dog Select Roasted Meals Multi-Protein

And With Growth Potential in Fresh E-commerce Strategy: Grow with winning players in fresh e-commerce Curbside Online Fresh Retail Home Delivery

And the Growth Has Accelerated Again… Nielsen Mega-Channel: XAOC + Pet + WFM Sales Growth YTD ‘18 fresh consumption +27%

Growing 25 pts. faster than the category in all classes of trade … Freshpet Total RFG L4W L13W L52W 31.0 28.9 24.8 32.5 30.4 27.4 37.0 33.9 31.3 25.2 24.2 15.7 Total xAOC+Pet+WFM Total US xAOC Total US Food Big Box Pet $ % Chg YA – Week Ending 07/14/18 Nielsen: Freshpet RFG $ Latest 4 Week Data as of 7.14.18

Increased Penetration & Buying Rate Total Freshpet Buying Rate, Penetration and Repeat Rate Dollars per consumer/yr. Source: TTL FP RFG, 52 weeks ending June 6/18, Nielsen HH Panel, Internal Buy Rate Calculation, Repeat NBD-Adj Nielsen HH Panel

Growth is Driven by Advertising that Drives Penetration Nielsen HH Panel date for Freshpet Core Dog – Rolling 52 week penetration data

Adding New Buyers Who Behave Like Previous Buyers New User Buying Rate: Freshpet Core Dog MY= 52 weeks ending June Nielsen HH Panel date for Freshpet Core Dog – 52 week buying rate data for new users by year

Steady Distribution Growth & Accelerating Velocity Nielsen Mega-Channel ACV and $M/$M ACV for 4 week periods 4/23/16 to 7/14/18

Growing Distribution Towards 50% ACV Nielsen Mega-Channel % ACV for 4 week periods 6/22/13 through 7/14/18

Freshpet grew into its scale in 2017 and again in the first half of 2018 and plans to deliver 9% incremental margin by 2020 $ in millions *Leverage growth projected excluding media $152 $190

Strong structural profitability improvement partially offset by commodities and 7 day production expansion


+9.0%
~7% SG&A
~2% GM%
Reported
Forecast FY 2020
+3.6%
+1.7% SG&A
+%1.9 GM%
Structural Profitability
-1.8%
Temporary differences *
+1.8%
Adj. EBITDA Margin
Forecast FY 2018
+1.1%
Reported
FY 2017

freshpet

*Temporary differences in Forecast FY 2018 represent 130 basis points of raw material cost and 60 basis points related to unabsorbed labor from 7 day operation.

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Benefits of Scale & Velocity Fixed Cost Pick-Up Manuf. overhead absorption G&A overhead absorption Logistics More cases per pallet More pallets per order/full trucks More straight pallets Ultimately, fewer miles per order Retail Presence Lower % sales to service fridges Higher frequency retail coverage Higher visibility/more sophisticated fridges Fresher product Lower fridge capex per incremental $ of sales Advertising More continuous media Lower % of sales in media +900 bps Incremental gains

Contribution Margin* - Represents Adj. Gross Margin excluding Logistics and Brokerage cost. Guidance - FY 2018 Adj. EBITDA Projected FY 2020 Adj. EBITDA Contribution Margin* 40% on additional Net Sales Media Leverage SG&A increase (excluding logistics &brokerage) >$20mm $190m Net Sales +$44mm +$5mm -$9mm $60mm $300mm Net Sales Path to 20% Adjusted EBITDA Margin Growing into 9% media spend, currently ~12% Increase of approx. 7% a year Increase of $110m Net Sales to achieve $300m Net sales projection

Further Strengthening Our Barriers to Entry High Brand Loyalty Alignment with deep pet parent emotional motivations Freshpet Fridge Branded, company-owned real estate Supply Chain Only refrigerated pet food network in North America Retailer Partners Delivers benefits in traffic, frequency and retailer margins Differentiated Innovative forms, technologies, and appearance Manufacturing Proprietary technology, processes, and infrastructure

Just Scratching the Surface of HH Penetration Potential… Prime Prospects With Top 2 Box Purchase Interest in Freshpet Concept PP’s with Positive Interest (53%) Super Premium & Premium Pet HH’s (50MM) Positive Purchase Intent Prime Prospects Super Premium & Premium Pet HH’s (50MM) By 2025, there will be 7.5 million HH’s who have expressed top 2 box purchase interest in the Freshpet idea – and we have reached <2 million so far

At existing media efficiencies, we could create a business surpassing $500 million by 2023….and still growing quickly

We expect international expansion to meaningfully impact Freshpet’s growth in 2020 and beyond Currently testing in:

Steve Weise EVP of Manufacturing

Development of Freshpet Manufacturing Expertise Improving Safety, Quality, Value, Customer Delight Quakertown Kitchens

2012: Original Kitchens Building Purchased Converted from dairy to pet food Capability to produce rolls and bags Capacity to support $100-120 million Core team transferred from Quakertown Proprietary formulation, process and packaging Investment in sanitary design

2015-2016: Expanded Facility Designed to support a $300+ million business on a 7 day week Upgraded technology/continued focus on sanitary design Maximized the build out on the existing site Prioritized product quality and capacity, not labor saving automation

Current Operations 4 lines: 2 bag and 2 rolls Currently operating any 3 lines 5 days per week 24 hours per day Transitioning one line to a 7 day operation on September 9th Ultimately we will staff all 4 lines 7 days per week

Summary of Existing Investment Total capital invested to date: $75 million Includes the cost benefit of buying and re-purposing the original building Includes the construction costs typical of 2012 - 2015 Space constraints limit automation Next facility will require more space and more equipment to enable greater automation

Ready to Expand our Capacity & Expertise Again… Improving Safety, Quality, Value, Customer Delight Quakertown Kitchens Kitchens 2.0

Billy Cyr CEO

Freshpet Kitchens 2.0 Objectives Expand capacity to support a $500+ million business Drive improvements in quality, safety and cost Build organization capability to support future capacity expansions at a second, geographically-diverse site

Bethlehem: The Right Site for Kitchens 2.0 Scale/Operating flexibility benefits > than freight savings opportunity Talented, local engineering team reduces technical risk Highly skilled local operating team reduces start-up and operating risk Opportunity to further develop expertise and talent pool before transferring it to a new site We can offset most “single site risk” via alternate methods

Freshpet Kitchens 2.0 Will Deliver ~$540 million total capacity ($200+ million increase) that pays for itself within 1.5 years of full capacity utilization Adjusted gross margin increase of 150 bps on the whole business Greater control of quality and enhanced safety Increased scale benefits in purchasing and shipping Greater innovation capabilities

Michael Hieger SVP of Manufacturing

Increased Automation is the Key Enabler Use automation to further improve: Quality Safety Cost

Creating 2nd Production Facility on Site Existing 100,000 sq. ft. production facility Existing 50,000 sq. ft. innovation center and warehouse renovated to include production and R&D New 90,000 sq. ft. construction Total site: 15.3 acres

Existing Facility Space constrained areas limit ability to add automation

Kitchens 2.0 Includes: New, high speed bag line that drives margin improvement Incremental high capacity roll line that improves throughput Increased automation on raw material & ingredient handling and back-end Automated quality and safety enhancements Critical infrastructure: freezer, cooler, shipping and receiving docks, finished product storage, utilities

Palletizer Automation Existing Facility New Facility

Raw Material to Finished Product Flow Receiving Dock Shipping Dock Receiving Dock

Risk Reduction Benefits of 2 Buildings & Labor & Inventory Benefit of a Single Site Single Site: Trained experienced resources for start up and ramp up Single Site: Optimized production scheduling as we grow from $300 - $500 million Upgraded Technology: Focus new facility on high volume sku’s to drive margin improvement and overall site capacity Two Buildings: Reduced risk of a catastrophic business interruption due to fire, wind or bacteria

Continuing Commitment to the Environment 100% landfill free 100% wind energy Rain water will be collected and used for lawn and landscape irrigation

Costs Total Cost: ~$100 million (+/- 5%)

Dick Kassar CFO & Ivan Garcia VP of Finance

Freshpet Kitchens 2.0 Investment Incremental volume will flow through at a 40% contribution rate At full capacity payback is less than two years. Capex Spend Annual Sales Capacity Contribution $200+mm $80mm $100mm

Freshpet Kitchens 2.0 Adjusted Gross Margin Growth Safety, quality, and productivity enhancements will improve adjusted gross margin by 100 basis points, with an additional 50 basis points due to scale

Freshpet Kitchens 2.0 Contribution to FCF Original Freshpet Kitchens Freshpet Kitchens 2.0 Capacity Capacity Free Cash Flow Free Cash Flow $300mm ~$44mm 15% $500mm ~$97mm 19% As we continue to leverage our infrastructure we expect to reap the benefits of scale with our Free Cash Flow increasing by 4%. Free Cash Flow represents contribution of $55mm less ongoing capital expenditures of $11mm Free Cash Flow represents contribution of $114mm less ongoing capital expenditures of $17mm

Freshpet Kitchens 2.0 Financing FY 2018 FY 2019 FY 2020 FY 2021 FY 2022 Capex Spend $8mm $55mm $37mm $- $- Max Debt Drawdown $- $60mm $55mm $50mm $- Financing: Replace our existing $30 million credit line with a $90 million line in Q4 18 Leverage: Will not exceed 2.5x Adj. EBITDA

Freshpet Kitchens 2.0 - Recap Cost: $100mm plus or minus 5% Financing: Replace our existing $30mm credit line with a $90mm line in Q4 18 Leverage: Will not exceed 2.5x Adj EBITDA Pay Off: We expect to pay off the credit line by 2022 Capacity: Net Sales capacity increases $200mm+ to $500mm+ Payout: At full capacity payout is less than 15 months

Billy Cyr CEO

Timeline 2016 2017 2018 2019 2020 2021 2022 2023 Existing Kitchens fully operational Feed the Growth 7 day operations begin Break ground on Kitchens 2.0 Start-up Kitchens 2.0 Next increment of capacity needed* * Timing for next increment of capacity is dependent on growth rate and product mix

We believe that the Freshpet business model is incredibly robust and capable of enabling the category-changing potential of the Freshpet brand

Potential for Continued Growth Beyond 2020 7.5 MM HH’s +10%/year 10% of sales UK and beyond >55% ACV Growth Potential: 2020 and beyond HH Penetration Buying Rate Increased Distribution Geographic Expansion E-commerce

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Delighting Pet Parents, Pets, Shareholders & Employees…